ESCROW  AGREEMENT

     This ESCROW AGREEMENT (the "Escrow Agreement") is entered into as of July 28, 1999 by and between INDUSTRIAL RUBBER INNOVATIONS, INC., a Florida corporation ("Seller"), on the one hand, RICARDO REQUENA ("Requena"), STRATTON, S.A. ("Stratton"), EMERALD CORP., ("Emerald"), and M. DOLORES LONGO ("Longo") on the other hand (each of Requena, Stratton, Emerald, and Longo shall be referred to as a "Purchaser" and collectively as the "Purchasers"), COVICTORY CAPITAL LTD. ("Covictory") and MRC LEGAL SERVICES CORPORATION, a California corporation, as escrow agent ("Escrow Agent").

                            R  E  C  I  T  A  L  S

     A. WHEREAS, Seller is the owner of an US$850,000 interest (the "Savant Interest") in Savant Biomedical, Inc. ("Savant") pursuant to a contract between EPL Ventures Corp. (the predecessor to Seller) and Savant dated January 16, 1998 (the "Savant Agreement"), and there has not been any stock certificate or other certificate of interest issued by Savant other than the Savant Agreement;

     B. WHEREAS, Seller and Covictory entered into an Agreement to Purchase dated March 29, 1999 (the "Covictory Agreement"), as amended on July 22, 1999 (the "Covictory Amendment"), for the sale of the Savant Interest and a Savant Debenture Note with a face value of US$180,000 (the "Debenture") to Covictory for the sum of US$800,000 (the "Purchase Price"),

     C. The parties to the Covictory Agreement and the Covictory Amendment have agreed to complete the transactions set forth therein in accordance with the terms and conditions of this Escrow Agreement;

     D. Escrow Agent has agreed to act as the escrow agent hereunder, in accordance with the terms and conditions set forth in this Escrow Agreement.

     NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. APPOINTMENT OF ESCROW AGENT. The Parties hereby mutually appoint and designate the Escrow Agent to receive, hold and release, as escrow agent, the Purchase Price, the Debenture, and to provide notice to Savant of a change of ownership of the Savant Interest, as necessary, and the Escrow Agent hereby accepts such appointment and designation.

     2. ESCROW DELIVERY. On or before Closing Date as set forth in the Agreement, Seller shall deliver or cause to be delivered to Escrow Agent the Debenture and a letter of authorization substantially similar to Exhibit A attached hereto (the "Letter of Authorization") sufficient to authorize Escrow Agent to instruct Savant of a change in ownership of the Debenture and the Savant Interest. A copy of the Letter of Authorization shall simultaneously be provided to Savant. On or after the Closing Date, the Purchasers shall deliver or cause to be delivered to the Escrow Agent, in one or more traunches, the Purchase Price.

     3.     CONDITIONS  OF  ESCROW.

     3.1     The  Escrow Deposit.  Escrow Agent shall deliver a notice of change
             -------------------
of ownership, and shall hold and release the Debenture and the Purchase Price as follows:

a.     Release  of  the  Purchase  Price  from  Escrow.  The  Escrow Agent shall
       -----------------------------------------------
release and distribute any of the Purchase Price to Seller immediately upon receipt thereof. Each time a portion of the Purchase Price is delivered to Seller, Escrow Agent shall provide written notice thereof to Purchasers as set forth herein.

b.     Notice  to  Savant of Change of Ownership of Savant Interest.  The Escrow
       ------------------------------------------------------------
Agent shall provide written notice to Savant of a change of ownership of the Savant Interest as follows:

i.     Upon  the receipt of an aggregate of US$300,000 paid towards the Purchase
Price from Purchasers, Escrow Agent shall deliver, via facsimile and U.S. Mail to the address provided herein, notice to Savant that US$300,000 of the Savant Interest has been transferred to Purchasers in proportions to be provided to Escrow Agent by Purchasers.

ii. Upon the receipt of an aggregate of US$550,000 paid towards the Purchase Price from Purchasers, Escrow Agent shall deliver, via facsimile and U.S. Mail to the address provided herein, notice to Savant that an additional US$275,000 of the Savant Interest (for an aggregate of US$575,000 when combined with the interest transferred in 3.1(b)(i)) has been transferred to Purchasers in proportions to be provided to Escrow Agent by Purchasers.

iii. Upon the receipt of the full Purchase Price by Purchasers, Escrow Agent shall deliver, via facsimile and U.S. Mail to the address provided herein, notice to Savant that all of the Savant Interest has been transferred to Purchasers in proportions to be provided to Escrow Agent by Purchasers.

c.     Release of the Debenture from Escrow.  The Escrow Agent shall release and
       ------------------------------------
distribute the Debenture to M. Dolores Longo, and provide written notice to Savant of the transfer of said Debenture, immediately upon receipt of the sum of US$300,000 in accordance with Section 3.1(b)(i).

d.     Failure  of Purchasers to Pay Full Purchase Price.  In the event that the
       -------------------------------------------------
Purchasers fail to deliver to the Escrow Agent the full Purchase Price on or before September 15, 1999 (the "Termination Date"), then on the Termination Date the Escrow Agent shall deliver the Debenture to Seller (unless the Debenture has been Released in accordance with Section 3.1(c)), and shall release any of the Purchase Price held in its possession to Seller, and this Escrow Agreement and the Escrow Agents duties and obligations hereunder shall cease. Purchasers hereby acknowledge and agree that if the full Purchase Price is not delivered by the Termination Date, then Purchasers, and each of them, shall forfeit their rights to purchase any then-unpurchased Savant Interest (in accordance with the provisions of Section 3.1b hereof) and the Debenture.

e.     General.  Notwithstanding  the  provisions  of  Sections  3.1a-c  hereof,
       -------
Escrow Agent shall release the Purchase Price, the Debenture, and notice of a change of ownership of the Savant Interest to Purchasers or the Seller, as the case may be, pursuant to (a) written instructions executed by all Purchasers and Seller, or (b) any "final order" of a court of competent jurisdiction, any such order being deemed to be "final" if (i) such order has not been reserved, stayed, enjoined, set aside, annulled or suspended, (ii) no request for a stay, suspension or an injunction, petition for reconsideration or appeal, or sua
                                                                             ---
sponte  action  with comparable effect is pending with respect to the order, and
    --
(iii) the time for filing any such request, petition or appeal or further taking of any such sua sponte action has expired.
               ---  ------

3.2     Conflicting  Instructions.  If  a controversy arises between the Parties
        -------------------------
concerning the release of the Debenture, notice to Savant, or the Purchase Price hereunder, they shall notify the Escrow Agent. In that event (or, in the absence of such notification, if in the good faith judgment of the Escrow Agent such controversy exists), the Escrow Agent shall not be required to resolve such controversy or take an action but shall be entitled to await resolution of the controversy by joint instructions from the Parties. The Escrow Agent may institute an interpleader action in state or federal court in the State of California to resolve such controversy. If a suit is commenced against the Escrow Agent, it may answer by way of interpleader and name Purchasers and Seller as additional parties to such action, and the Escrow Agent may tender the Debenture and/or the Purchase Price into such court for determination of the respective rights, titles and interests of the Parties. Upon such tender, the Escrow Agent shall be entitled to receive from the Parties its reasonable attorneys' fees and expenses incurred in connection with said interpleader action or in any related action or suit. As between Purchasers and Seller, such fees, expenses and other sums shall be paid by the party which fails to prevail in the proceedings brought to determine the appropriate distribution of the Debenture and/or the Purchase Price. If and when the Escrow Agent shall so interplead such Parties, or either of them, and deliver the Debenture and/or the Purchase Price to the clerk of such court, all of its duties hereunder shall cease, and it shall have no further obligation in this regard. Nothing herein shall prejudice any right or remedy of the Escrow Agent.

     4.     CONCERNING  ESCROW  AGENT

     4.1     Duties.  Escrow  Agent  undertakes  to perform all duties which are
             ------
expressly set forth herein; provided, however, that the Escrow Agent shall not be required to make or be liable in any manner of its failure to make any determination under the Agreement or any other agreement, including whether Purchasers or the Seller is entitled to delivery of the notice of change of ownership of the Savant Interest, the Debenture, and the Purchase Price under the Agreement.

     4.2     Indemnification.
             ---------------

a. Escrow Agent may rely upon and shall be protected in acting or refraining from acting upon any written notice, instructions or request furnished to it hereunder and believed by it to be genuine and authorized.

b. Escrow Agent shall not be liable for any action taken by it in good faith and without gross negligence or wilful misconduct, and believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

c. Seller and Purchasers, and each of them, hereby agree to indemnify the Escrow Agent for, and hold the Escrow Agent harmless against, any loss, liability or expense incurred without gross negligence or wilful misconduct or bad faith on the part of the Escrow Agent, arising out of or in connection with the Escrow Agent's entering into this Escrow Agreement and carrying out the Escrow Agent's duties hereunder, including, without limitation, costs and expenses of defending the Escrow Agent against any claim or liability with respect thereto.

d. Escrow Agent shall have no implied obligations or responsibilities hereunder, nor shall it have any obligation or responsibility to collect funds or seek the deposit of money or property, nor is the Escrow Agent a party to any other agreement entered into among Purchasers and Seller.

     4.3     Other  Matters.  Escrow  Agent  (and  any successor escrow agent or
             --------------
agents) reserves the right to resign as the Escrow Agent at any time, provided fifteen (15) days' prior written notice is given to the other parties hereto, and provided further that a mutually acceptable successor Escrow Agent(s) within such fifteen (15) day period, the Escrow Agent may petition any court in the State of California having jurisdiction to designate a successor Escrow Agent. The resignation of the Escrow Agent (and any successor escrow agent or agents) shall be effective only upon delivery of the Debenture, the Letter of Authorization and/or the Purchase Price to the successor escrow agent(s). The Parties reserve the right to jointly remove the Escrow Agent at any time, provided fifteen (15) days' prior written notice is given to the Escrow Agent. In the event of litigation or dispute by the Parties in which the performance of the duties of the Escrow Agent is at issue, the Escrow Agent shall take no action until such action is agreed in writing by the Parties, or until receipt of any order pursuant to 3.1(e) above directing the Escrow Agent with respect to the action which is the subject of such litigation or dispute.

     5.     TERMINATION.     This  Escrow Agreement shall be terminated upon the
            -----------
release of the Debenture and the Purchase Price in accordance with the terms and conditions of Section 3 hereof, or otherwise by written mutual consent signed by all parties hereto.

     6. NOTICE. All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Escrow Agreement shall be in writing and shall be hand delivered (including delivery by courier), sent by facsimile, or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     IF  TO  PURCHASERS:

     Ricardo  Requena
     Stratton  S.A.
     Emerald  Corp.
     M.  Dolores  Longo
     c/o  Covictory  Capital  Ltd.
     255  Alhambra  Circle,  Suite  520
     Coral  Gables,  FL  33134
     Facsimile  (305)  448-8788

     IF  TO  SELLER:

     Industrial  Rubber  Innovations,  Inc.
     6801  McDivitt  Drive
     Bakersfield,  CA  93313
     Attn:  John  Proulx,  President
     Facsimile  (661)  833-8088

     IF  TO  THE  ESCROW  AGENT:

     MRC  Legal  Services  Corporation
     610  Newport  Center  Drive,  Suite  800
     Newport  Beach,  CA  92660
     Attn:  M.  Richard  Cutler,  Esq.
     Facsimile  (949)  719-1988

     IF  TO  SAVANT:

     c/o  Covictory  Capital  Ltd.
     255  Alhambra  Circle,  Suite  520
     Coral  Gables,  FL  33134
     Facsimile  (305)  448-8788

or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     7. BENEFIT AND ASSIGNMENT. This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision in this Escrow Agreement against any of the parties hereto, and the covenants and agreements set forth in this Escrow Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns this Escrow Agreement or any rights hereunder without the prior written consent of the parties hereto.

     8. ENTIRE AGREEMENT; AMENDMENT. This Escrow Agreement, the Covictory Agreement and the Covictory Amendment contain the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. This Escrow Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     9. HEADINGS. The headings of the sections and subsections contained in this Escrow Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

     10. GOVERNING LAW; VENUE. This Escrow Agreement shall be governed and constructed under and in accordance with the laws of the State of California (but not including the conflicts of laws and rules thereof). For purposes of any action or proceeding involving this Escrow Agreement each of the parties to this Escrow Agreement expressly submits to the jurisdiction of the federal and state courts located in the State of California and consents to the service of any process or paper by registered mail or by personal service within or without the State of California in accordance with applicable law, provided a reasonable time for appearance is allowed.

     11. SIGNATURE IN COUNTERPARTS. This Escrow Agreement may be executed in separate counterparts, none of which need contain the signature of all parties, each of which shall be deemed to be an original and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Escrow Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     12. ATTORNEY'S FEES. Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney's Fees and Costs.

     IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be duly executed and delivered in its name and on its behalf, all as of the date and year first above written.

"PURCHASERS"

/s/ Ricardo Requena                            /s/ M. Dolores Longo
_____________________________                  _____________________________
Ricardo  Requena                               M.  Dolores  Longo




Stratton  S.A.                                   Emerald  Corp.

/s/ Mario Rovella                              /s/ Blanca de Longo
_____________________________                    _____________________________
By:     Mario  Rovella                         By:     Blanca  de  Longo
Its:     President                            Its:     Director



"SELLER"                                   "COVICTORY"


Industrial  Rubber  Innovations,  Inc.                    Covictory Capital Ltd.

/s/ John Proulx                                  /s/ Robert Miller
_____________________________                    _____________________________
By:     John  Proulx                              By:     Robert  Miller
Its:     President                              Its:     President



"ESCROW  AGENT"

MRC  Legal  Services  Corporation

/s/ M. Richard Cutler
_________________________________
By:     M.  Richard  Cutler
Its:     President

                                         EXHIBIT  A
                                   LETTER  OF  AUTHORIZATION





MRC  Legal  Services  Corporation
Attn:  Brian  A.  Lebrecht,  Esq.
610  Newport  Center  Drive,  Suite  800
Newport  Beach,  CA  92660

Dear  Mr.  Lebrecht:

     This letter of authorization is being provided to you in connection with that certain Escrow Agreement dated July 28, 1999 by and between Industrial Rubber Innovations, Inc., Ricardo Requena, Stratton, S.A., Emerald Corp., M. Delores Longo, Covictory Capital Ltd., and MRC Legal Services Corporation as escrow agent (the "Agreement").

     In accordance with the terms of the Agreement, please allow this letter to serve as authorization to you to provide notice to Savant Biomedical, Inc. of a change of ownership of the Savant Interest (as defined in the Agreement) and the Debenture (as defined in the Agreement).

     Please also allow this letter to serve as notice to Savant Biomedical, Inc. of the transaction contemplated by the Agreement and as our authorization of MRC Legal Services Corporation to transfer ownership of the Savant Interest and the Debenture in accordance with the terms of the Agreement.

     Executed  this  28th  day  of  June,  1999.



Industrial  Rubber  Innovations,  Inc.


/s/ John Proulx
_______________________________
By:     John  Proulx
Its:     President